Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Policy for Recovery of Erroneously Awarded Compensation

Our Board of Directors has approved and adopted a Policy for the Recovery of Erroneously Awarded Compensation (a “Clawback Policy”) in compliance with Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq listing standards for recovery of compensation from the Company’s current and former executive officers under certain incentive-based circumstances. The Clawback Policy provides that in the event the Company is required to restate financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee or the Board may seek recovery of “Erroneously Awarded Compensation,” which means the amount of incentive-based compensation that exceeds the amount of such compensation that otherwise would have been received had it been determined based on the restated financial results. The timing and method for recouping Erroneously Awarded Compensation may include, without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against base salary and/or any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code, and (e) any other method that does not contravene any applicable law, including without limitation, Section 409A of the Internal Revenue Code.